                                                                    Exhibit 99.2

Haights Cross Communications, Inc.
Pro Forma Consolidated Financial Statements

The pro forma consolidated statements of operations for the nine months ended September 30, 2004 and 2003, and for year ended December 31, 2003 are presented as if the acquisitions of Buckle Down Publishing Company ("Buckle Down") and Options Publishing, Inc. ("Options") by Haights Cross Communications, Inc. (the "Company"), Haights Cross Operating Company, a wholly owned subsidiary of the Company ("HCOC"), and the subsidiaries of HCOC had occurred on January 1, 2003. The pro forma consolidated balance sheet as of September 30, 2004 is presented as if the acquisition of Options Publishing, Inc. ("Options") by the Company had occurred on September 30, 2004.

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2004, on April 15, 2004, the Company, through its subsidiary Triumph Learning, LLC, acquired substantially all of the assets of Buckle Down, a publisher of test preparation materials for high-stakes state tests and a wholly owned subsidiary of Profiles Corporation.

On December 3, 2004, the Company, HCOC and other parties named therein acquired
(i) substantially all of the assets, and assumed certain liabilities, of Options and (ii) the building, land, equipment and fixtures from Merrimack M&R Realty, LLC (an affiliated entity controlled by Options' stockholders) leased and used by Options in the operation of its publishing business for aggregate consideration of $51,800,000 in cash. Options is a publisher of K-8 reading, math and literature supplemental education.

The pro forma consolidated financial statements do not represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisitions had occurred on September 30, 2004, or January 1, 2003, respectively, nor do they project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K filed pursuant to Rule 15d-2 for the year ended December 31, 2003.

Haights Cross Communications, Inc.
Pro Forma Consolidated Statements of Operations
For the Nine Months Ended September 30, 2004

                                                                                                                      Consolidated
                                     Consolidated                                                                       Pro-forma
                                     Haights Cross    Buckle Down                    Options                          Haights Cross
                                    Communications,   Publishing    Pro Forma      Publishing,    Pro Forma          Communications,
                                         Inc.          Company     Adjustments        Inc.       Adjustments               Inc.
                                    ---------------   -----------  -----------     ----------    ------------        ---------------
                                          (a)            (b)                          (c)
Revenue ..........................   $ 139,169,000   $ 2,721,000   $       --      $15,640,000   $        --         $ 157,530,000

Costs and expenses:
  Cost of goods sold .............      44,171,000       940,000     (306,000)(d)    4,917,000    (1,619,000)(i)        48,040,000
                                                                                                    (400,000)(j)
                                                                                                     337,000 (k)
  Marketing and sales ............      29,850,000       634,000           --        4,879,000            --            35,363,000
  Fulfillment and distribution ...      10,569,000       295,000           --               --       241,000 (k)        11,105,000
  General and administrative .....      16,321,000       381,000           --        1,812,000      (578,000)(k)        17,604,000
                                                                                                    (274,000)(l)
                                                                                                     (58,000)(m)
  Restructuring charges ..........         882,000            --           --               --            --               882,000
  Amortization of
  pre-publication costs ..........       8,222,000            --      540,000(e)            --     1,080,000(n)          9,842,000
  Depreciation and amortization
  of property and equipment ......       1,812,000        38,000       (9,000)(f)       31,000        52,000(f)          1,924,000
  Amortization of intangibles ....         731,000            --      491,000(e)         4,000     1,088,000(n)          2,314,000
                                     -------------   -----------   ----------      -----------   -----------         -------------

Total costs and expenses .........     112,558,000     2,288,000      716,000       11,643,000      (131,000)          127,074,000
                                     -------------   -----------   ----------      -----------   -----------         -------------
Income from operations ...........      26,611,000       433,000     (716,000)       3,997,000       131,000            30,456,000

Other (income) expenses:
  Interest expense ...............      35,506,000            --           --           13,000       809,000(o)         36,328,000
  Interest income ................        (542,000)       (2,000)     105,000(h)        (4,000)      443,000(h)                 --
  Amortization and write-off of
  deferred financing costs .......       2,178,000            --           --               --            --             2,178,000
  Redemption premiums ............              --            --           --               --            --                    --
  Other income ...................         (53,000)           --           --          (21,000)           --               (74,000)
                                     -------------   -----------   ----------      -----------   -----------         -------------

Total other (income) expenses: ...      37,089,000        (2,000)     105,000          (12,000)    1,252,000            38,432,000

Income (loss) before provision for
income taxes and discontinued
operations .......................     (10,478,000)      435,000     (821,000)       4,009,000    (1,121,000)           (7,976,000)
Provision for income taxes .......              --            --           --          282,000      (282,000)(p)                --
                                     -------------   -----------   ----------      -----------   -----------         -------------
Income (loss) from continuing
operations .......................     (10,478,000)      435,000     (821,000)       3,727,000      (839,000)           (7,976,000)

Discontinued operations:
  Income (loss) from operations
  of discontinued operations .....              --            --           --               --            --                    --
  Loss on disposal of
  discontinued operations ........              --            --           --               --            --                    --
                                     -------------   -----------   ----------      -----------   -------------       -------------
Net Income (loss) ................   $ (10,478,000)  $   435,000   $ (821,000)     $ 3,727,000   $  (839,000)        $  (7,976,000)
                                     =============   ===========   ==========      ===========   =============       =============

Haights Cross Communications, Inc.
Pro Forma Consolidated Statements of Operations
For the Nine Months Ended September 30, 2003


                                                                                                                    Consolidated
                                 Consolidated                                                                       Pro-forma
                                 Haights Cross     Buckle Down                   Options                            Haights Cross
                                 Communications,   Publishing   Pro Forma        Publishing,    Pro Forma           Communications,
                                 Inc.              Company      Adjustments      Inc.           Adjustments         Inc.
                                 ---------------  ------------  -----------      ------------   -----------         ---------------
                                      (a)              (b)                            (c)
Revenue .......................   $ 124,317,000   $ 8,699,000    $       --      $ 13,001,000   $        --          $ 146,017,000

Costs and expenses:
  Cost of goods sold ..........      38,172,000     2,832,000      (767,000)(d)     4,824,000    (1,967,000)(i)         43,128,000
                                                                                                   (304,000)(j)
                                                                                                    338,000(k)
  Marketing and sales .........      26,252,000     1,181,000            --         4,391,000        46,000 (k)         31,870,000
  Fulfillment and distribution        9,278,000       873,000            --                --       237,000 (k)         10,388,000
  General and administrative ..      14,469,000       798,000            --         1,606,000      (623,000)(k)         15,926,000
                                                                                                   (272,000)(l)
                                                                                                    (52,000)(m)
  Restructuring charges .......       2,077,000            --            --                --              --            2,077,000
  Amortization of
  pre-publication costs .......       6,253,000            --       675,000(e)             --     1,080,000(n)           8,008,000
  Depreciation and amortization
  of property and equipment ...       1,652,000        71,000       (42,000)(f)        28,000        51,000(f)           1,760,000
  Amortization of intangibles .              --            --       492,000(e)          5,000     1,088,000(n)           1,585,000
                                  -------------   -----------   -----------      ------------   -----------         --------------

Total costs and expenses ......      98,153,000     5,755,000       358,000        10,854,000      (378,000)           114,742,000
                                  -------------   -----------   -----------      ------------   -----------         --------------
Income from operations ........      26,164,000     2,944,000      (358,000)        2,147,000       378,000             31,275,000

Other (income) expenses:
  Interest expense ............      17,387,000            --       971,000(g)         10,000     4,856,000(o)          23,224,000
  Interest income .............        (155,000)       (8,000)       33,000(h)         (1,000)           --               (131,000)
  Amortization and write-off
  of deferred financing costs .       1,408,000            --            --                --            --              1,408,000
  Redemption premiums .........       9,236,000            --            --                --            --              9,236,000
  Other income ................         124,000            --            --           (15,000)           --                109,000
                                  -------------   -----------   -----------      ------------   -----------         --------------

Total other (income) expenses:       28,000,000        (8,000)    1,004,000            (6,000)    4,856,000             33,846,000

Income (loss) before provision
for income taxes and
discontinued operations .......      (1,836,000)    2,952,000    (1,362,000)        2,153,000    (4,478,000)            (2,571,000)
Provision for income taxes ....              --            --            --           152,000      (152,000)(p)                 --
                                  -------------   -----------   -----------      ------------   -----------         --------------

Income (loss) from continuing
operations ....................      (1,836,000)    2,952,000    (1,362,000)        2,001,000    (4,326,000)            (2,571,000)

Discontinued operations:
  Income (loss) from operations
  of discontinued operations ..           6,000            --            --                --            --                  6,000
  Loss on disposal of
  discontinued operations .....        (979,000)           --            --                --            --               (979,000)
                                  -------------   -----------   -----------      ------------   -----------         --------------
Net Income (loss) .............   $  (2,809,000)  $ 2,952,000   $(1,362,000)     $  2,001,000   $(4,326,000)        $   (3,544,000)
                                  =============   ===========   ===========      ============   ===========         ==============

Haights Cross Communications, Inc.
Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2003


                                                                                                                      Consolidated
                                    Consolidated                                                                        Pro-forma
                                    Haights Cross    Buckle Down                     Options                          Haights Cross
                                   Communications,   Publishing     Pro Forma       Publishing,     Pro Forma        Communications,
                                        Inc.          Company       Adjustments        Inc.        Adjustments             Inc.
                                   ---------------  -----------   ---------------  -----------   ---------------    ---------------
                                        (a)                (b)                         (c)
Revenue .........................  $162,043,000     $10,712,000    $        --      $16,278,000   $        --         $ 189,033,000

Costs and expenses:
  Cost of goods sold ............    49,200,000       3,136,000     (1,020,000)(d)    6,560,000    (2,974,000)(i)        55,050,000
                                                                                                     (304,000)(j)
                                                                                                      452,000(k)
  Marketing and sales ...........    35,463,000              --             --        6,117,000        61,000(k)         41,641,000
  Fulfillment and distribution ..    11,695,000              --             --               --       322,000(k)         12,017,000
  General and administrative ....    19,092,000       4,849,000             --        2,362,000      (835,000)(k)        25,001,000
                                                                                                     (399,000)(l)
                                                                                                      (68,000)(m)
  Restructuring charges .........     2,140,000              --             --               --            --             2,140,000
  Amortization of
  pre-publication costs .........     9,137,000              --        900,000(e)            --     1,440,000(n)         11,477,000
  Depreciation and amortization
  of property and equipment .....     2,224,000          98,000        (59,000)(f)       35,000        69,000(f)          2,367,000
  Amortization of intangibles ...            --              --        655,000(e)         7,000     1,450,000(n)          2,112,000
                                   ------------     -----------    -----------      -----------   -----------         -------------

Total costs and expenses ........   128,951,000       8,083,000        476,000       15,081,000      (786,000)          151,805,000
                                   ------------     -----------    -----------      -----------   -----------         -------------
Income from operations ..........    33,092,000       2,629,000       (476,000)       1,197,000       786,000            37,228,000

Other (income) expenses:
  Interest expense ..............    19,928,000              --        971,000(g)        16,000     6,475,000(o)         27,390,000
  Interest income ...............      (250,000)        (12,000)       130,000(h)        (2,000)           --              (134,000)
  Amortization and write-off
  of deferred financing costs ...     5,215,000              --             --               --            --             5,215,000
  Redemption premiums ...........     9,236,000              --             --               --            --             9,236,000
  Other income ..................       113,000              --             --          (14,000)           --                99,000
                                   ------------     -----------    -----------      -----------    ----------         -------------

Total other (income) expenses: ..    34,242,000         (12,000)     1,101,000               --     6,475,000            41,806,000

Income (loss) before provision
for income taxes and discontinued
operations ......................    (1,150,000)      2,641,000     (1,577,000)       1,197,000    (5,689,000)           (4,578,000)
Provision for income taxes ......            --              --             --           92,000       (92,000)(p)                --
                                   ------------     -----------    -----------      -----------   -----------         -------------

Income (loss) from

continuing operations ...........    (1,150,000)      2,641,000     (1,577,000)       1,105,000    (5,597,000)           (4,578,000)

Discontinued operations:
  Income (loss) from operations
  of discontinued operations ....       195,000              --             --               --            --               195,000
  Loss on disposal of
  discontinued operations .......      (911,000)             --             --               --            --              (911,000)
                                   ------------     -----------    -----------      -----------   -----------         -------------

Net Income (loss) ...............  $ (1,866,000)    $ 2,641,000    $(1,577,000)     $ 1,105,000   $(5,597,000)        $  (5,294,000)
                                   ============     ===========    ===========      ===========   ===========         =============

Notes to pro forma consolidated statements of operations

a. Reflects the consolidated statement of operations of the Company.

b. Reflects the statement of operations of Buckle Down prior to its acquisition by the Company in April 2004. Certain balances have been reclassified to conform to the Company's presentation.

c. Reflects the statement of operations of Options. Certain balances have been reclassified to conform to the Company's presentation.

d. Reflects the adjustment for pre-publication costs originally expensed by Buckle Down to conform Buckle Down with the Company's accounting policies.

e. Reflects the amortization of the independently appraised value for the intangible assets consisting of customer relationships with a 10 year estimated life, amortized on the straight line method, backlist with a 5 year estimated life, amortized on an accelerated method and a non-compete agreement with a 5 year life, amortized on the straight line method in order to present Buckle Down's results for the acquisition as if it occurred on January 1, 2003.

f. Reflects the adjustment of depreciation on fixed assets to conform to the Company's depreciations methods and lives, and assets purchased from Merrimack M&R Realty, LLC.

g. Reflects the interest charge related to borrowing the purchase price for the period January 1, 2003 to August 20, 2003 at which time the Company had adequate excess cash to consummate the acquisition as if it occurred on January 1, 2003.

h. Reflects the removal of interest income related to the assumed use of excess cash.

i. Reflects the adjustment for pre-publication costs originally expensed by Options to conform Options' with the Company's accounting policies.

j. Reflects the removal of related party royalty payments associated with agreements cancelled in the acquisition which will not be replaced.

k. Reflects reclasses to conform with the Company's presentation.

l. Reflects the removal of related party leases between Merrimack M&R Realty, LLC and Options for the building, property and certain equipment used in the operations of Options. In the acquisition, these assets became the property of Options, therefore no further lease payments will be incurred.

m. Reflects the removal of a related party management agreement with Merrimack M&R Realty, LLC and Options that was cancelled in the acquisition, and after the acquisition no similar arrangement will exist.

n. Reflects management's preliminary estimate of amortization for the intangible assets consisting of customer relationships with a 10 year estimated life, backlist with a 5 year estimated life and a non-compete agreement with a 2 year life, all of which are amortized on the straight line method in order to present Options' results for the acquisition as if it occurred on January 1, 2003.

o. Reflects the interest charge related to borrowing the purchase price.

p. Reflects the elimination of income tax expense that would not have been incurred as a result of the offset of Options taxable income against the taxable losses of the Company.

Haights Cross Communications, Inc.
Pro Forma Consolidated Balance Sheets
As of September 30, 2004

                                                                                                                 Consolidated
                                                               Consolidated                                        Pro-forma
                                                               Haights Cross      Options                         Haights Cross
                                                              Communications,   Publishing,     Pro Forma        Communications,
                                                                   Inc.             Inc.       Adjustments            Inc.
                                                              ---------------   -----------  --------------      ---------------
                                                                    (a)              (b)
                                     ASSETS

Current assets:
   Cash and cash equivalents ...............................  $  57,897,000    $    723,000  $ (52,848,000)(c)  $   5,772,000
   Accounts receivable, net ................................     24,743,000       2,086,000             --         26,829,000
   Inventory, net ..........................................     23,214,000       1,772,000             --         24,986,000
   Direct response advertising
   costs - current portion, net ............................      3,747,000              --             --          3,747,000
   Royalty advances ........................................      5,317,000              --             --          5,317,000
   Prepaid expenses and other
   current assets ..........................................      2,701,000         315,000             --          3,016,000

                                                              -------------    ------------  -------------      -------------
      Total current assets .................................    117,619,000       4,896,000    (52,848,000)        69,667,000

Pre-publication costs, net .................................     30,442,000              --             --         30,442,000
Direct response advertising
costs, net .................................................      6,905,000              --             --          6,905,000
Property and equipment, net ................................      7,891,000         102,000      1,800,000(d)       9,793,000
Goodwill ...................................................    136,579,000              --     28,481,000(e)     165,060,000
Intangible assets, net .....................................     11,941,000              --     19,700,000(f)      31,641,000
Deferred financing costs, net ..............................     15,288,000              --             --         15,288,000
Other assets ...............................................      3,165,000         200,000       (200,000)(g)      3,165,000
                                                              -------------    ------------  -------------      -------------

Total assets ...............................................  $ 329,830,000    $  5,198,000  $  (3,067,000)     $ 331,961,000
                                                              =============    ============  =============      =============

                     LIABILITIES, REDEEMABLE PREFERRED STOCK
                       AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Accounts payable and accrued
   liabilities .............................................  $  19,122,000    $  2,131,000  $          --      $  21,253,000
   Accrued interest ........................................      2,955,000              --             --          2,955,000
   Deferred subscription revenue ...........................     12,523,000              --             --         12,523,000
   Current portion of long term
   debt ....................................................      1,000,000              --             --          1,000,000
                                                              -------------    ------------  -------------      -------------

      Total current liabilities ............................     35,600,000       2,131,000             --         37,731,000

Long term liabilities:
  Senior secured term loan .................................     98,000,000              --             --         98,000,000
  11 3/4% senior notes .....................................    140,000,000              --             --        140,000,000
  12 1/2% senior discount notes ............................     79,800,000              --             --         79,800,000
Series B Senior preferred stock ............................    104,304,000              --             --        104,304,000
Other long term Liabilities ................................      4,793,000              --             --          4,793,000
                                                              -------------    ------------  -------------      -------------

     Total long term liabilities: ..........................    426,897,000              --             --        426,897,000

Redeemable preferred stock:
  Series A preferred stock .................................     34,961,000              --             --         34,961,000
  Series C preferred stock .................................      1,196,000              --             --          1,196,000
                                                              -------------    ------------  -------------      -------------

     Total redeemable preferred
     stock .................................................     36,157,000              --             --         36,157,000

Stockholders' equity (deficit):
   Common stock ............................................         20,000              --             --             20,000
   Accumulated other
   comprehensive income ....................................        317,000              --             --            317,000
  Accumulated deficit ......................................   (169,161,000)      3,067,000     (3,067,000)      (169,161,000)
                                                              -------------    ------------  -------------      -------------
     Total stockholders' equity
     (deficit) .............................................   (168,824,000)      3,067,000     (3,067,000)      (168,824,000)
                                                              -------------    ------------  -------------      -------------

Total liabilities, redeemable
preferred stock and
stockholders' equity (deficit) .............................  $ 329,830,000    $  5,198,000  $  (3,067,000)     $ 331,961,000
                                                              =============    ============  =============      =============

Notes to pro forma consolidated balance sheets as of September 30, 2004.

a. Reflects the consolidated balance sheet of the Company.

b. Reflects the balance sheet of Options. Certain balances have been reclassified to conform to the Company's presentation.

c. Reflects the $51,800,000 cash consideration provided in connection with the asset purchase agreements and includes $1,048,000 of costs anticipated in connection with the acquisition.

d. Reflects the assets purchased from Merrimack M&R Realty, LLC.

e. Reflects the preliminary net purchase price allocation to goodwill.

f. Reflects the preliminary net purchase price allocation of definite lived intangible assets consisting of a non-compete agreement of $500,000, the backlist of $7,200,000 and customer list of $12,000,000.

g. Reflects the elimination of a related party receivable not acquired.